UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 5, 2005

Starwood Hotels & Resorts Worldwide, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-7959	52-1193298
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1111 Westchester Avenue, White Plains, New York		10604
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(914) 640-8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Starwood Hotels & Resorts
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-6828	52-0901263
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1111 Westchester Avenue, White Plains, New York		10604
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(914) 640-8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Barry S. Sternlicht resigned as Executive Chairman and a director of Starwood Hotels & Resorts Worldwide, Inc. (the "Corporation") and as a trustee of Starwood Hotels and Resorts (the "Trust" and together with the Corporation, the "Company"), on May 5, 2005, following the Annual Meeting of Directors at which Mr. Sternlicht was reelected to the Board of the Corporation. Mr. Sternlicht was conferred the honorary title of Founder and Chairman Emeritus of the Company by the Board of Directors.

On May 5, 2005, the Board of Directors of the Company appointed Lizanne Galbreath a director of the Corporation and a trustee of the Trust. Ms. Galbreath was also appointed to the Company's Governance and Nominating Committee.

On May 5, 2005, Bruce Duncan was appointed Chairman of the Company.

Item 7.01. Regulation FD Disclosure.

On May 5, 2005, the Company announced the resignation of Barry S. Sternlicht, as Executive Chairman and a director of the Corporation and a trustee of the Trust, and the appointment of Lizanne Galbreath, as a director of the Corporation and a trustee of the Trust. The press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1 Press release dated May 5, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Starwood Hotels & Resorts Worldwide, Inc.

May 10, 2005	By:	Kenneth S. Siegel

Name: Kenneth S. Siegel
Title: Executive Vice President and General Counsel

Starwood Hotels & Resorts

May 10, 2005	By:	Kenneth S. Siegel

Name: Kenneth S. Siegel
Title: Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated May 5, 2005.